UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

Lazard Ltd
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-295-1422

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	LAZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 27, 2023, the Company held its Annual General Meeting, at which the shareholders of the Company (i) elected Kenneth M. Jacobs, Michelle Jarrard and Iris Knobloch to the Company’s Board of Directors for a three-year term expiring at the conclusion of the Company’s annual general meeting in 2026; (ii) approved, on a non-binding advisory basis, a resolution regarding executive compensation; (iii) voted, on a non-binding advisory basis, in favor of an annual advisory vote on executive compensation; and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023 and authorized the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration.

The number of votes cast for, against or withheld, as applicable, and the number of abstentions and broker non-votes with respect to each matter voted upon, as reported by our tabulation agent, Computershare, Inc., is set forth below.

			For	Withheld	Abstain	Broker Non-Votes
1.	Election of Directors:
	Kenneth M. Jacobs		60,771,762	2,083,360	*	17,800,538
	Michelle Jarrard		61,630,277	1,224,845	*	17,800,538
	Iris Knobloch		59,766,662	3,088,460	*	17,800,538

			For	Against	Abstain	Broker Non-Votes
2.	Non-binding advisory vote regarding executive compensation		54,936,066	7,820,383	98,673	17,800,538

		1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
3.	Non-binding advisory vote regarding the frequency of the advisory vote on executive compensation	59,326,282	54,688	3,418,360	55,792	17,800,538

			For	Against	Abstain	Broker Non-Votes
4.	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 and authorization of the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration		78,981,600	1,577,349	96,711	—

_______________________
* Not applicable

The Company’s Board of Directors, taking into account various considerations, including the non-binding advisory vote of the Company’s shareholders on the frequency of the advisory vote on executive compensation at the Company’s 2023 Annual General Meeting of Shareholders, determined that the Company will hold a non-binding advisory vote on executive compensation on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD (Registrant)

By:	/s/ Scott D. Hoffman
	Name:	Scott D. Hoffman
	Title:	Chief Administrative Officer and General Counsel

Dated: May 2, 2023